UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 27, 2010

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Bonus Pool Award Agreements

On April 27, 2010, Apogee Enterprises, Inc. (the “Company”) entered into a Bonus Pool Award Agreement with each of the named executive officers listed below, which sets forth the terms and conditions pursuant to which the executive officer may receive an annual bonus award under the Apogee Enterprises, Inc. Executive Management Incentive Plan (the “Executive MIP”). The agreements provide that the executive officers’ rights to receive annual cash bonus awards will be determined based on the attainment of certain pre-set goals for the fiscal year relating to specified performance metrics. The performance metrics to be used for determining awards under the Executive MIP for fiscal 2011 for the named executive officers listed below are net sales and earnings per share from continuing operations at the corporate level. In addition, Mr. Silvestri’s award under the Executive MIP will be based on net sales and earnings before taxes at the Viracon business unit level. For each of the performance metrics there is a threshold, target and maximum performance level. The table below sets forth certain information with respect to fiscal 2011 annual bonus award payout ranges as a percentage of fiscal 2011 salary for the named executive officers.

		Fiscal 2011 Annual Cash Incentive Compensation
Name	Position	Payout Range as a Percentage of Salary (%)	Threshold Payout as a Percentage of Salary (%)(1)	Target Payout as a Percentage of Salary (%)(2)	Maximum Payout as a Percentage of Salary (%)(3)
Russell Huffer	Chairman, President and Chief Executive Officer	0 – 150.00	12.37	75.00	150.00
James S. Porter	Chief Financial Officer	0 – 120.00	9.90	60.00	120.00
Gregory A. Silvestri	Executive Vice President	0 – 110.00	5.50	55.00	110.00
Patricia A. Beithon	General Counsel and Corporate Secretary	0 – 100.00	8.25	50.00	100.00
Gary R. Johnson	Vice President and Treasurer	0 – 50.00	4.13	25.00	50.00

(1)	Assumes threshold performance level is achieved for only the performance metric with the lowest weighting and is not achieved for any other performance metric.
(2)	Assumes target performance level is achieved for all performance metrics.
(3)	Assumes maximum performance level is achieved for all performance metrics.

In the event an executive officer’s employment is terminated during a fiscal year for any reason other than Disability or Retirement (as such terms are defined in the agreement) or death, the agreement provides that the executive officer will forfeit any and all rights under the Executive MIP and the agreement relating to such fiscal year. In accordance with the agreement, if an executive officer’s employment with the Company is terminated during the fiscal year as a result of Disability, Retirement or death, the executive officer, or the executive officer’s estate, as applicable, will receive a pro-rata cash payment after the end of the fiscal year to the extent that the threshold, target or maximum performance level of the performance metrics is achieved.

The form of Bonus Pool Award Agreement used in connection with annual bonus awards under the Executive MIP, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 4, 2009 (the “Form of Bonus Pool Award Agreement”), is incorporated herein by reference.

Performance Share Unit and Restricted Stock Grants

Performance Share Units

On April 27, 2010, the Company’s Compensation Committee awarded to the named executive officers listed below performance share unit awards entitling the executive officers to the number of performance share units (the “Units”) equal to the target number of shares set forth below (the “Target Award Number”).

		Number of Shares Subject to Award
Name	Measuring Period (Fiscal Years)	Threshold Award Number	Target Award Number	Maximum Award Number
Russell Huffer	2011 – 2013	26,347	52,694	105,388
James S. Porter	2011 – 2013	9,583	19,166	38,332
Gregory A. Silvestri	2011 – 2013	9,583	19,166	38,332
Patricia A. Beithon	2011 – 2013	7,582	15,165	30,330
Gary R. Johnson	2011 – 2013	2,416	4,833	9,666

Each Unit represents the right to receive one share of the Company’s common stock, subject to the vesting requirements described below. The Units were awarded pursuant to the shareholder-approved Apogee Enterprises, Inc. 2009 Stock Incentive Plan (the “2009 Stock Incentive Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 4.5 to the Company’s Form S-8 filed on June 24, 2009. The form of Performance Share Unit Agreement used in connection with performance share unit awards under the 2009 Stock Incentive Plan, including the awards to the executive officers listed above, is attached hereto as Exhibit 10.2 and is incorporated herein by reference (the “Form of 2009 Stock Incentive Plan Performance Share Unit Agreement”).

The number of Units that will vest will be based on whether and to what extent the threshold, target or maximum performance level of the performance metrics for the period commencing on February 28, 2010 and ending on March 2, 2013 (the “Performance Period”) is achieved. The performance metrics for the Performance Period are average return on invested capital, cumulative earnings per share and market share growth. The Target Award Number will be increased to the Maximum Award Number set forth above if the Company’s performance metrics are achieved at the maximum level or decreased to zero if none of the Company’s performance metrics are achieved at the threshold performance level. The Threshold Award Number set forth above represents the number of Units that would vest if the Company achieved each performance metric at the threshold level.

In the event the executive officer’s employment is terminated during the Performance Period, the Units shall be immediately and irrevocably forfeited, unless the executive officer’s termination is by reason of:

•	involuntary termination without Cause (as defined in the agreement),

•	Retirement (as defined in the agreement),

•	Disability (as defined in the agreement), or

•	death.

In the event the executive officer’s employment is terminated prior to the end of the Performance Period by reason of involuntary termination without Cause, the executive officer shall be entitled to retain a pro-rata portion (based on the amount of time elapsed between the beginning of the Performance Period and the date of termination) of the Units after the end of the Performance Period to the extent that the threshold, target or maximum performance level of the performance metrics is achieved and as determined by the Compensation Committee in its sole discretion. In the event the executive officer’s employment is terminated prior to the end of the Performance Period by reason of Retirement, Disability or death, the executive officer or the executive officer’s estate, as applicable, shall be entitled to retain the Units after the end of the Performance Period to the extent that the threshold, target or maximum performance level of the performance metrics is achieved and as determined by the Compensation Committee in its sole discretion. In the event of a Change in Control (as defined in the 2009 Stock Incentive Plan) prior to the end of the Performance Period, the Performance Period shall be deemed to end on the date of the Change in Control and the executive officer shall be entitled to retain the Units to the extent that the threshold, target or maximum performance level of the performance metrics is achieved, as adjusted for the truncated Performance Period, and as determined by the Compensation Committee in its sole discretion.

Time-Based Restricted Stock

On April 27, 2010, the Company’s Compensation Committee awarded to the named executive officers listed below shares of time-based restricted stock in the amounts indicated below:

Name	Number of Shares of Restricted Stock Awarded	Vesting Date
Russell Huffer	43,504	4/27/2013
James S. Porter	13,800	4/27/2013
Gregory A. Silvestri	13,800	4/27/2013
Patricia A. Beithon	11,020	4/27/2013
Gary R. Johnson	3,383	4/27/2013

Such restricted stock awards were made pursuant to the 2009 Stock Incentive Plan. The form of Restricted Stock Agreement used in connection with restricted stock awards under the 2009 Stock Incentive Plan, including the awards to the named executive officers listed above, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.36 to the Company’s Annual Report on Form 10-K for the year ended February 27, 2010 (the “Form of 2009 Stock Incentive Plan Restricted Stock Agreement”), is incorporated herein by reference.

The shares of restricted stock vest in three equal annual installments commencing on the first anniversary date of such grant. In the event of total disability or death of the executive officer prior to the end of the vesting period, the shares of restricted stock will become immediately vested in full.

The description in this Current Report on Form 8-K of the Form of Bonus Pool Award Agreement is qualified in its entirety by reference to the copy of such agreement that is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 4, 2009. The description in this Current Report on Form 8-K of the Form of 2009 Stock Incentive Plan Performance Stock Unit Agreement is qualified in its entirety by reference to the attached copy of the agreement. The description in this Current Report on Form 8-K of the Form of 2009 Stock Incentive Plan Restricted Stock Agreement is qualified in its entirety by reference to the copy of such agreement that is on file with the Securities and Exchange Commission as Exhibit 10.36 to the Company’s Annual Report on Form 10-K for the year ended February 27, 2010.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. Executive Management Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 4, 2009).

10.2	Form of Performance Share Unit Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan.*

10.3	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan (incorporated by reference to Exhibit 10.36 to the Company’s Annual Report on Form 10-K for the year ended February 27, 2010).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/S/ PATRICIA A. BEITHON
Patricia A. Beithon General Counsel and Secretary

Date: May 3, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. Executive Management Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 4, 2009).

10.2	Form of Performance Share Unit Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan.*

10.3	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan (incorporated by reference to Exhibit 10.36 to the Company’s Annual Report on Form 10-K for the year ended February 27, 2010).

*	Filed herewith

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